POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ORACLE FAMILY OF FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence I. Balter and C. Richard Ropka, his attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the Trustee has caused his name to be subscribed hereto this                          15th day of November, 2010.

ORACLE FAMILY OF FUNDS

By: /s/ Daniel Friedlander

      Daniel Friedlander, Trustee

STATE OF CALIFORNIA

)

 ss:

COUNTY OF VENTURA

)

On November 15, 2010, before me, Sandra O. Bigelow, a Notary Public, personally appeared DANIEL FRIEDLANDER, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature in the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal

this 15th day of November, 2010.

/s/ Sandra O. Bigelow

Sandra O. Bigelow, Notary Public

Commission # 1808810

Notary Public – California

Ventura County

My Commission ends August 1, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ORACLE FAMILY OF FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Lawrence I. Balter and C. Richard Ropka, his attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the Trustee has caused his name to be subscribed hereto this 16th day of November, 2010.

ATTEST:

ORACLE FAMILY OF FUNDS

/s/  Laurence I. Balter

By: /s/  Paul Kirschner

      Paul Kirschner, Trustee

STATE OF WASHINGTON

)

) ss:

COUNTY OF PIERCE

)

Before me, a Notary Public, in and for said county and state, personally appeared Paul Kirschner, Trustee, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 16th day of November, 2010.

/s/  Rosalina C. Nunez

Notary Public

Notary Public

Notary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ORACLE FAMILY OF FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Laurence I. Balter and C. Richard Ropka, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the President has caused his name to be subscribed hereto this

 16th day of September, 2010.

ATTEST:

ORACLE FAMILY OF FUNDS

/s/  C. Richard Ropka

By: /s/  Laurence I. Balter

C. Richard Ropka, Secretary

Laurence I. Balter, President

STATE OF WASHINGTON

)

) ss:

COUNTY OF PIERCE

)

Before me, a Notary Public, in and for said county and state, personally appeared Laurence I. Balter, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 16th  day of November

, 2010.

/s/  Rosalina C. Nunez

Notary Publi

Notary Public

Notary

ORACLE FAMILY OF FUNDS

CERTIFICATE

The undersigned, Secretary of Oracle Family of Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held 16, 2010, and is in full force and effect:

                  WHEREAS, Oracle Family of Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints Laurence I. Balter and C. Richard Ropka, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  November 16, 2010

/s/ C. Richard Ropka, Esq.

C. Richard Ropka, Secretary

ORACLE FAMILY OF FUNDS